QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10(b)

Consent of Independent Accountants

        We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-68551) of our report dated March 11, 2004, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 15, 2004, relating to the financial statements of The Protective Variable Annuity Separate Account, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP

Birmingham, Alabama
April 30, 2004

QuickLinks

  Exhibit 10(b)
Consent of Independent Accountants